FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          MARKET FINANCIAL CORPORATION
   _________________________________________________________________________
             (Exact name of registrant as specified in its charter)

          OHIO                                           31-0462464
________________________                    ____________________________________
(State of incorporation)                    (I.R.S. Employer Identification No.)


                  7522 HAMILTON AVENUE, MT. HEALTHY, OHIO 45231
   _________________________________________________________________________
               (Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class               Name of each exchange on which
      to be so registered               each class is to be registered

             NONE                                    NONE
        ______________                          ______________


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. _____

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. _____

Securities to be registered pursuant to Section 12(g) of the Act:

                           Common shares, no par value
                         ______________________________
                                (Title of Class)


                         Index to Exhibits is on page 4.

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT



Item 1. Description of Registrant's Securities to be Registered.

     The information with respect to the Common Shares of Market Financial Corporation (the "Registrant") contained in the Prospectus of the Registrant, which is a part of the Registrant's Pre-Effective Amendment No. 2 to the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 10, 1997, on pages 73 and 74 under the heading "DESCRIPTION OF AUTHORIZED SHARES" and under the headings cross referenced on such pages is incorporated herein by reference.


Item 2. Exhibits.

       1       Form  of  certificate  of  common  shares  of  Market   Financial
               Corporation

       2(a)    Articles of Incorporation of Market Financial Corporation

       2(b) Certificate of Amendment to the Articles of Incorporation of Market Financial Corporation, dated July 22, 1996

       2(c)    Code of Regulations of Market Financial Corporation





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

                                    SIGNATURE



     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                         MARKET FINANCIAL CORPORATION
                                         ____________________________
                                                 (Registrant)


Date: March 11, 1997                     By: /s/ John T. Larimer
                                         ____________________________
                                                 John T. Larimer
                                                 President



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


                          MARKET FINANCIAL CORPORATION
                       REGISTRATION STATEMENT ON FORM 8-A

                                INDEX TO EXHIBITS



         EXHIBIT
           NO.                      EXHIBIT
         -------                    -------

            1              Form of certificate of
                           common shares of  Market
                           Financial Corporation

           2(a)            Articles of Incorporation     Incorporated herein
                           of Market Financial           by reference to the
                           Corporation                   Registration
                                                         Statement on Form
                                                         S-1, filed with the
                                                         Securities and
                                                         Exchange Commission
                                                         on August 16, 1996
                                                         (the "Registration
                                                         Statement on Form
                                                         S-1"), Exhibit 3.1

           2(b)            Certificate of Amendment      Incorporated herein
                           to the Articles of            by reference to the
                           Incorporation of  Market      Registration
                           Financial Corporation         Statement on Form
                                                         S-1, Exhibit 3.2


           2(c)            Code of Regulations of        Incorporated herein
                           Market Financial              by reference to the
                           Corporation                   Registration
                                                         Statement on Form
                                                         S-1, Exhibit 3.3



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